UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 2, 2005

RADYNE COMSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11685	11-2569467

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

3138 E. Elwood Street, Phoenix, Arizona		85034

(Address of Principal Executive Offices)		(Zip Code)

(602) 437-9620

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note:

     This Amendment No. 1 on Form 8-K/A is filed solely to revise Item 9.01(a)-(b) in the Radyne Comstream Inc., Form 8-K filed March 7, 2005 (the “Initial Filing”), regarding the filing by amendment of the financial statements of the business to be acquired and pro forma financial information. The other items and exhibits to the Initial Filing remain unchanged and are not amended hereby.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)-(b) Financial Statements of Business Acquired and Pro Forma Financial Information

Financial statements of the business to be acquired and pro forma financial information will be filed by amendment not later than seventy-one (71) calendar days from the date of the filing of the Form 8-K disclosing the completion of the acquisition of Xicom Technology Inc., under Item 2.01.

(c)	Exhibits

99.1	Press Release dated March 3, 2005.*

*	Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2005

RADYNE COMSTREAM INC.

/s/	Malcolm C. Persen

By:	Malcolm C. Persen
Vice President and Chief Financial Officer